UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of report (Date of earliest event reported)  September 30, 2005
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                                 24HOLDINGS INC.
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             (Exact Name of the Registrant as Specified in Charter)

Delaware                           000-22281                          33-0726608
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(State or Other Jurisdiction     (Commission                       (IRS Employer
of Incorporation)                File Number)                Identification No.)

Cyberia House, Church Street, Basingstoke, Hampshire RG21 7QN, United Kingdom
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code  +44 1256 867 800
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                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01      Entry into a Material Definitive Agreement.

On September 30, 2005, in connection with the consummation of the transaction discussed in Item 2.01 and the related transactions discussed in the current report filed with the Securities and Exchange Commission (the "SEC") on Form 8-K by the Company on June 2, 2005 and the definitive information statement filed with the SEC by the Company on Schedule 14C and mailed to the stockholders of the Company on August 11, 2005, both of which are incorporated herein by reference, 24Holdings Inc. (the "Company") entered into an Amendment to Common Stock Purchase Agreement (the "Amendment"), among Infinicom AB ("Infinicom"), the Company, Moyo Partners, LLC ("Moyo") and R&R Biotech Partners LLC ("R&R," together with Moyo, the "Purchasers"), which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Amendment amends a Common Stock Purchase Agreement entered into by the parties to the Amendment on May 26, 2005, as described in the Form 8-K filed by the Company with the SEC on June 2, 2005. The Amendment sets out the responsibilities of the Company's Chief Executive Officer, Urban von Euler, and Chief Financial Officer, Roger Woodward, following the closing of the transactions with respect to assisting the Purchasers in the preparation of the quarterly report of the Company on Form 10-Q for the period ending September 30, 2005, and providing certifications for such Form 10-Q. In addition, the Amendment clarifies an agreement between Infinicom and the Purchasers regarding issuance of shares of one percent (1%) of the outstanding Common Stock of the Company to Infinicom upon the occurrence of one of several possible post-closing events, including an equity financing or the consummation of a merger.

Item 2.01      Completion of Acquisition or Disposition of Assets.

On September 30, 2005, the Company completed a disposition of all of the outstanding stock of 24STORE (Europe) Limited ("24STORE"), a wholly owned subsidiary of the Company, to Infinicom, the then owner of a majority of the issued and outstanding stock of the Company. The details of the disposition of 24STORE and the agreements relating to such disposition are described in the current report filed with the SEC on Form 8-K by the Company on June 2, 2005 and the definitive information statement filed with the SEC by the Company on
Schedule 14C and mailed to the stockholders of the Company on August 11, 2005, both of which are incorporated herein by reference.

Item 3.02      Unregistered Sales of Equity Securities.

On September 30, 2005, in connection with the closing of the transaction discussed in Item 2.01, the Company sold 344,595 shares of newly created and issued Series A Preferred Stock, par value $.001 (the "Preferred Stock") to Infinicom in exchange for the discharge of debt owed by the Company to Infinicom in the amount of $230,879, in a private transaction in reliance upon an exemption from registration available under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. The Company believes the issuance was exempt from registration because Infinicom is an accredited investor and the transaction otherwise meets the requirements for exemption from registration. Each share of Preferred Stock is convertible into one hundred
(100) shares of Common Stock of the Company immediately upon election and written notice to the Company by the holder of the Preferred Stock, provided that there are sufficient authorized and unissued shares of Common Stock of the Company available for issuance, as more fully described in the Certificate of Designations attached hereto as Exhibit 3.1 and incorporated herein by reference. The details of the sale of the Preferred Stock and the agreements relating to such sale are described in the current report filed with the SEC on Form 8-K by the Company on June 2, 2005 and the definitive information statement filed with the SEC by the Company on Schedule 14C and mailed to the stockholders of the Company on August 11, 2005, both of which are incorporated herein by reference.

Item 5.01      Changes in Control of Registrant.

On September 30, 2005 Infinicom completed the sale of 109,171,181 shares of Common Stock of the Company, constituting 83.6% of the then issued and outstanding Common Stock of the Company, to the Purchasers, which resulted in the Purchasers acquiring control of the Company from Infinicom, with R&R beneficially owning 87,336,945 shares of Common Stock (constituting 66.9% of the then issued and outstanding shares of Common Stock of the Company) and Moyo beneficially owning 21,834,236 (constituting 16.7% of the then issued and outstanding shares of Common Stock of the Company). R&R acquired its shares of Common Stock of the Company with funds received from its affiliate, Rodman & Renshaw, a registered broker-dealer. Moyo acquired its shares of Common Stock of the Company using its working capital. The transaction resulting in the change in control of the Company, including details regarding new directors and anticipated officers of the Company, is

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described in the definitive information statement filed with the SEC by the
Company on Schedule 14C and mailed to the stockholders of the Company on August 11, 2005, which is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective September 30, 2005, Urban von Euler resigned as President and director of the Company, to continue as Chief Executive Officer of the Company through the filing of the quarterly report on Form 10-Q by the Company with the SEC for the period ending September 30, 2005. Effective September 30, 2005, Larsake Sandin resigned as director of the Company. Prior to resigning as directors of the Company, Urban von Euler and Larsake Sandin, constituting the entire Board of Directors of the Company, appointed Arnold Kling and Kirk Warshaw as directors of the Company. Further details regarding Mr. Kling and Mr. Warshaw are provided in the definitive information statement filed with the SEC by the Company on Schedule 14C and mailed to the stockholders of the Company on August 11, 2005, which is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(b)            Pro forma financial information meeting the requirements of
               Article 11 of Regulation S-X will be filed by the Company, if required, on an amendment to this Form 8-K not later than 71 calendar days after the date of filing of this Form 8-K with the SEC.

Exhibit No.    Description
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3.1            Certificate of Designations, Rights and Preferences of Series A
               Preferred Stock $.001 Par Value of 24Holdings Inc.

10.1 Amendment to Common Stock Purchase Agreement, among Infinicom AB, 24Holdings Inc., Moyo Partners, LLC and R&R Biotech Partners LLC.

99.1           Resignation Letter of Urban von Euler dated as of September 30,
               2005.

99.2           Resignation Letter of Larsake Sandin dated as of September 30,
               2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 24HOLDINGS INC.



Date: October 6, 2005                  By:       /s/ Roger Woodward
                                          --------------------------------------
                                           Name:      Roger Woodward
                                           Title:     Chief Financial Officer